SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 21, 2008

                             Oritani Financial Corp.
                             -----------------------
             (Exact name of registrant as specified in its charter)

       United States                   001-33223                  22-3617996
----------------------------     ---------------------       -------------------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
of incorporation)                                            Identification No.)


370 Pascack Road, Township of Washington                             07676
----------------------------------------                      ------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (201) 664-5400


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     At the Company's Annual Meeting of Stockholders, the stockholders approved the Executive Officer Annual Incentive Plan that was filed on October 20, 2008 as part of Form DEF 14A - definitive proxy statement. As disclosed in Item 7.01, a copy of the press release announcing the results of the Annual Meeting of Stockholders is attached as Exhibit 99.1 to this report.

Item 7.01. Regulation FD Disclosure.

     The Company issued a press release on November 21, 2008 reporting the results of its Annual Meeting of Stockholders held on November 21, 2008. A copy of the press release announcing the results of the Annual Meeting of Stockholders is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.        Not Applicable.

(b) Pro Forma Financial Information.                    Not Applicable.

(c) Shell Company Transactions.                         Not Applicable.

(d) Exhibits.


Exhibit No.     Description

10.1 Executive Officer Annual Incentive Plan (incorporated by reference to the Company's Form DEF 14A - definitive proxy statement filed on October 20, 2008)

99.1            Press Release dated November 21, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                ORITANI FINANCIAL CORP.



DATE:  November 26, 2008                        By:  /s/ John M. Fields, Jr.
                                                     ---------------------------
                                                     John M. Fields, Jr.
                                                     Executive Vice President
                                                     and Chief Financial Officer